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Exhibit 10.4d

FOURTH AMENDMENT
TO CREDIT AND SECURITY AGREEMENT

        THIS FOURTH AMENDMENT TO CREDIT & SECURITY AGREEMENT, dated as of November 14, 2003 (this "Amendment"), is entered into by and between LP RECEIVABLES CORPORATION, as borrower (the "Borrower"), LOUISIANA-PACIFIC CORPORATION, as master servicer (the "Master Servicer"), BLUE RIDGE ASSET FUNDING CORPORATION, as lender (the "Lender"), the committed banks named therein and WACHOVIA BANK, NATIONAL ASSOCIATION (successor in interest to Wachovia Bank, N.A.), as administrative agent (the "Administrative Agent"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

        WHEREAS, the parties hereto have entered into that certain Credit and Security Agreement, dated as of November 15, 2001 (as amended to the date hereof, the "Agreement");

        WHEREAS, the parties hereto wish to amend the Agreement as hereinafter set forth;

        NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

        SECTION 1.    Amendments.    The Agreement is, as of the Effective Date defined below, hereby amended as follows:

        (a)   The definition of "Blue Ridge Termination Date" in Exhibit I to the Agreement is hereby amended and restated to read as follows:

    Blue Ridge Termination Date:    November 12, 2004 or such later date as may be agreed in writing from time to time by Borrower, Master Servicer, the Lender and the Administrative Agent.

        (b)   The definition of "Commitment Termination Date" in Exhibit I to the Agreement is hereby amended and restated to read as follows:

    Commitment Termination Date:    With respect to each Committed Bank, November 12, 2004 or such later date as may be agreed in writing from time to time by Borrower, Master Servicer, the Lender, the Administrative Agent and such Committed Bank.

        (c)   The definition of "Obligor Concentration Limit" in Exhibit I to the Agreement is hereby amended by replacing "2%" with "3%" in the row labeled, on the left side of the chart that is part of such definition, "Below A-3 or Not Rated by either S&P or Moody's" under. the column marked "Allowable % of Eligible Receivables."

        (d)   The definition of "Required Reserve" in Exhibit I to the Agreement is herby amended and restated to read as follows:

    Required Reserve:    On any day, the product of (i) the greater of (A) the Required Reserve Factor Floor and (B) the sum of the Loss Reserve, the Interest Reserve, the Dilution Reserve, the Cash Discount Reserve and the Servicing Reserve, times (ii) the Net Pool Balance as of the last day of the period covered by the most recent Monthly Report.

        (e)   The definition of "Roll Forward Differential Reserve" in Exhibit I of the Agreement is hereby deleted.

        SECTION 2.    Effective Date.    This Amendment shall become effective as of the date first above written (the "Effective Date") on the date on which the Administrative Agent shall have received a duly executed copy of the Third Amendment to the Receivables Sale Agreement by and between the Borrower and the Originator, dated as of the date hereof.

        SECTION 3.    Reference to and Effect on the Agreement and the Related Documents. (a) Upon the effectiveness of this Amendment, (i) each of the Borrower and the Master Servicer hereby reaffirms all representations and warranties made by it in Article V of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment, (ii) each of the Borrower and the Master Servicer hereby represents and warrants that no Amortization Event, Unmatured Amortization Event, Termination Event or Unmatured Termination Event, shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

        (b)   Wachovia represents and warrants to LP and LP Receivables that Wachovia is the sole Committed Bank and the sole Liquidity Bank. Each of the Administrative Agent, the Committed Bank and the Liquidity Bank represents and warrants to LP and LP Receivables that satisfaction of the Rating Agency Condition with respect to this Amendment is not required for the effectiveness of this Amendment.

        SECTION 4.    Effect.    Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

        SECTION 5.    Governing Law.    This Amendment will be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law).

        SECTION 6.    Severability.    Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

        SECTION 7.    Counterparts.    This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LP RECEIVABLES CORPORATION
By:

Name:
Title:
LOUISIANA-PACIFIC CORPORATION
By:

Name:
Title:

[additional signatures to follow]

BLUE RIDGE ASSET FUNDING CORPORATION
by:	Wachovia Capital Markets, LLC its Attorney-in-Fact
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Committed Bank
By:	Name: Title:

[end of signatures]

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FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT